EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 7.03.03

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
JACKUPS (44)
1	Britannia	200'	Bret Engineering	UK North Sea	Yes	Contracted	early Jul 02	late Sep 04		Dayrate adjusted every 3-months based on market dayrate; dayrate for July thru Sept estimated in low $60s
2	GSF Compact Driller	300'	MLT 116-C	Thailand	Yes	Contracted	late Aug 02	late Aug 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for July estimated in high $60s (Upgrades/Idle scheduled mid July 03—Early Sept 03)
3	GSF Constellation I	400'	F&G JU 2000	Myanmar	Yes	Contracted	early Aug 03	early Sep 03	mid $60s	Followed by 3-month contract at $76
4	GSF Galaxy I	400'	F&G L-780 Mod VI	UK North Sea		Contracted	late May 03	late Sep 03	low $50s
5	GSF Galaxy II	400'	KFELS Mod VI	East Canada	Yes	Contracted	early Nov 98	early Mar 04	high $120s	Accommodation mode beginning early August for 14 days at a rate of $60K; available early Mar 04 - late May 04; followed by 2 month commitment at $105
6	GSF Galaxy III	400'	KFELS Mod VI	UK North Sea		Contracted	late Apr 03	early Aug 03	low $60s	Followed by a 3 1/2-month contract in low $70s
7	GSF Galveston Key	300'	MLT 116-C	Vietnam		Contracted	early May 02	late Oct 04		Dayrate adjusted monthly based on market dayrate; dayrate for July estimated in low $60s
8	GSF Adriatic I	300'	MLT 116-C	Nigeria		Contracted	late Jun 02	mid Jun 04	low $70s
9	Glomar Adriatic II	350'	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Feb 03	mid Jul 03	mid $30s	Dayrate adjusted based on market dayrate estimated in mid $30s; followed by 2-week commitment in mid $30s
10	GSF Adriatic III	350'	MLT 116-C	Gulf of Mexico	Yes	Contracted	late May 03	mid Aug 03	high $20s	Dayrate adjusted based on market dayrate estimated in high $20s; followed by a 3-week commitment in high $20s
11	GSF Adriatic IV	350'	MLT 116-C	Egypt		Contracted	early Mar 03	early Mar 05	high $50s
12	GSF Adriatic V	300'	MLT 116-C	Nigeria	Yes	Committed	mid May 03	mid Jul 03	high $40s	Followed by 2 1/2-month idle period
13	GSF Adriatic VI	225'	MLT 116-C	Nigeria		Contracted	late Nov 02	late Nov 03	high $60s
14	GSF Adriatic VII	350'	MLT 116-C	Trinidad	Yes	Contracted	mid Dec 02	early Jul 03	low $50s	Followed by 2-month upgrades; followed by 1-month commitment in low $40s; followed by 3-month commitment in low $50s
15	GSF Adriatic VIII	328'	MLT 116-C	Nigeria		Contracted	mid Oct 02	late Mar 04	low $50s
16	GSF Adriatic IX	350'	MLT 116-C	Gabon	Yes	Contracted	mid Feb 03	late Sep 03	high $50s	Followed by 1 1/2-month contract in high $40s; available mid Nov 03 - late Dec 03; followed by 3-month contract in high $40s; available early Apr 04 - late May 04; followed by 2 1/2-month contract in high $40s
17	GSF Adriatic X	350'	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Jul 03	mid Aug 03	low $40s	Followed by a 2-week commitment in the high $30s
18	GSF Adriatic XI	225'	MLT 116-C	UK North Sea	Yes	Contracted	early Jun 03	late Jul 03	mid $40s	Current contract accommodation mode; followed by 4-month commitment in low $50s
19	GSF Baltic	375'	MLT SUPER300	Nigeria		Contracted	early Jul 02	early Jul 04	mid $70s
20	Glomar High Island I	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Mar 03	mid Jul 03	mid $20s	Followed by 2-weeks of repairs; followed by 1-month commitment in mid $20s
21	Glomar High Island II	270'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	mid Sep 02	late Dec 03		Dayrate adjusted monthly based on market dayrate; rate for Jul 03 estimated in high $20s
22	GSF High Island III	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late May 03	mid Jul 03	mid $20s	Followed by 2-month commitment in high $20s
23	Glomar High Island IV	270'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jun 03	mid Jul 03	mid $20s
24	GSF High Island V	270'	MLT 82-SD-C	Gabon	Yes	Upgrades	mid Jun 03	mid Jul 03		Idle period estimated until mid Sept 03
25	GSF High Island VII	250'	MLT 82-SD-C	Cameroon	Yes	Contracted	mid Feb 03	mid Jul 03	high $40s	Followed by 3-month contract in high $40s
26	Glomar High Island VIII	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	mid Jun 03	mid Jul 03	mid $20s
27	GSF High Island IX	250'	MLT 82-SD-C	Gabon	Yes	Available				Idle period estimated until late Oct 03
28	GSF Labrador	300'	CFEMT-2005-C	UK North Sea	Yes	Contracted	mid Nov 02	mid Aug 03	mid $60s	Followed by a 1-month commitment in mid $50s
29	Glomar Main Pass I	300'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Jan 03	late Jul 03	mid $20s	Dayrate adjusted monthly based on market dayrate; dayrate for July estimated in mid $20s
30	Glomar Main Pass IV	300'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Feb 03	mid Jul 03	high $20s	Followed by 1 1/2-month commitment in high $20s
31	GSF Key Gibraltar	300'	MLT 84-C (modified)	Singapore	Yes	Upgrades	early Mar 03	mid Aug 03		Followed by 2-month commitment in mid $40s
32	Key Hawaii	300'	Mitsui 300-C	Saudi Arabia		Contracted	early Mar 03	mid Mar 04	low $40s	2-week survey late Dec 03
33	GSF Key Manhattan	350'	MLT 116-C	Egypt	Yes	Contracted	mid May 03	mid Jul 04	high $50s	repairs from 5/6/03 - 5/13/03
34	GSF Key Singapore	350'	MLT 116-C	Egypt	Yes	Repairs	early Jun 03	early Sep 03		Followed by 9-month commitment in the low $60s
35	GSF Magellan	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	mid Sep 02	late Aug 03	low $90s	Followed by 2-month repairs
36	GSF Monarch	350'	F&G L-780 Mod V	UK North Sea		Contracted	early Apr 02	late Jul 03	mid $70s	Followed by 5-month contract in mid $60s; followed by 9-month contract in high $70s
37	GSF Monitor	350'	F&G L-780 Mod V	UK North Sea	Yes	Available	mid Jun 03	mid Jul 03		Followed by a 1-month commitment in mid $50s
38	GSF Parameswara	300'	Baker Marine BMC 300 IC	Indonesia	Yes	Contracted	late Oct 02	mid Dec 04	low $70s
39	GSF Rig 103	250'	MLT 52-C	Qatar		Contracted	mid Dec 02	late Oct 04	low $40s
40	GSF Rig 105	250'	MLT 52-C	Gulf of Suez		Contracted	mid Dec 02	mid Dec 04	low $30s
41	GSF Rig 124	250'	Modec 200C-45	Gulf of Suez		Contracted	mid Feb 03	mid Feb 04	low $30s
42	GSF Rig 127	250'	F&G L-780 Mod II	Qatar	Yes	Contracted	early Nov 02	late May 04	low $40s	2-week repairs period in Sept 03
43	GSF Rig 134	300'	F&G L-780 Mod II	Malaysia		Contracted	early Sep 01	late Oct 03	low $60s
44	GSF Rig 136	300'	F&G L-780 Mod II	Indonesia		Contracted	late Sep 02	late Mar 04	high $60s
45	GSF Rig 141	250'	MLT 82-SD-C	Gulf of Suez		Contracted	early Nov 01	late Jan 04	mid $30s

SEMISUBMERSIBLES (9)
1	GSF Aleutian Key	2,300'	F&G Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	mid Jul 02	mid Aug 03	mid $80s	Followed by 6-month commitment in low $80s
2	Glomar Arctic I	3,400'	F&G L-907	Gulf of Mexico	Yes	Contracted	early Jul 03	late Aug 03	low $50s
3	GSF Arctic III	1,800'	F&G L-907	UK North Sea		Contracted	late Feb 03	late Jul 03	high $40s	Followed by 4 1/2-month contract in mid $40s
4	GSF Arctic IV	1,800'	F&G L-907	UK North Sea		Contracted	late Feb 03	early Oct 03	low $40s
5	Glomar Celtic Sea	5,750'	F&G L-907	Gulf of Mexico	Yes	Contracted	late Jun 03	mid Nov 03	mid $70s
6	Glomar Grand Banks	1,500'	AKER H-3.2	East Canada	Yes	Upgrades	early Feb 03	early Jul 03		Followed by 2-year contract at $107
7	GSF Arctic II	1,200'	F&G L-907	Invergordon		Cold stacked				Cold stacked
8	GSF Rig 135	2,400'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	mid Jan 03	mid Jul 04	mid $70s
9	GSF Rig 140	2,400'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	late May 03	mid Jul 03	high $40s

DRILLSHIPS (4)
1	Glomar C.R. Luigs	9,000'	GMDC	Gulf of Mexico	Yes	Contracted	early Jul 03	late Aug 03	low $150s	Followed by 1-week survey; followed by 5-month contract at $105s; followed by 1 1/2 month contract at low $150s
2	Glomar Explorer	7,800'	GMDC	Gulf of Mexico		Contracted	mid Feb 01	mid Sep 03	low $160s
3	Glomar Jack Ryan	8,000'	GMDC	Australia		Contracted	late Oct 02	late Jul 03	low $220s
4	Glomar R.F. Bauer	2,750'	GMDC	Malta		Cold stacked				Cold stacked

	Rig Name	Rated Drilling Depth	Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
PLATFORM (1)
1	Rig 82	20,000'	National 1320-UE	UK North Sea		Contracted		Evergreen	6,000	Active approximately 50% of the year

	Operated by Joint Venture (2)	Rated Drilling Depth	Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Dada Gorgud	1,557'	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	low $100s
2	Istiglal	2,297'	F&G Pacesetter	Caspian Sea		Contracted	mid Dec 98	late May 05	6,000

LAND RIGS (31)
1	Rig 92	16,000'	National 1320-UE	Egypt	Yes	Contracted	mid Apr 03	mid Oct 03	low $10s	Followed by 6-month commitment in low $10s
2	Rig 94	20,000'	Oilwell E-2000	Egypt		Contracted	mid Nov 02	late Oct 03	low $9s
3	Rig 97	20,000'	Dreco	Venezuela		Available
4	Rig 102	16,000'	National 110-UE	Kuwait- Saudi PNZ	Yes	Contracted	early May 03	late Dec 03	low $10s
5	Rig 104	20,000'	National 1320-UE	Egypt	Yes	Contracted	late Dec 02	late Sep 03	low $10s	Followed by 2-month commitment in low $10s
6	Rig 119	20,000'	Lee C. Moore	Venezuela		Available
7	Rig 143	6,500'	Ideco H 37 ED	Egypt	Yes	Contracted	late Jul 02	late Jul 04	$5,000
8	Rig 144	30,000'	Emsco C3 111	Saudi Arabia		Contracted	mid Jun 01	mid Jan 04	high $10s
9	Rig 146	10,000'	Kremco 750	Kuwait		Available
10	Rig 147	16,000'	National 110-UE	Kuwait		Available
11	Rig 150	11,500'	National 80-UE	Oman		Contracted	early Oct 01	late Sep 03	mid $10s	Followed by 4-year commitment in low $10s
12	Rig 151	11,500'	National 80-UE	Oman		Contracted	early Jan 01	late Oct 03	mid $10s	Followed by 4-year commitment in low $10s
13	Rig 155	30,000'	Oilwell E-3000	Kuwait		Contracted	mid Apr 03	late Aug 04	high $10s
14	Rig 157	17,000'	Dreco	Saudi Arabia		Contracted	early Jan 01	mid Nov 03	low $10s
15	Rig 158	25,000'	Oilwell E-2000	Kuwait		Contracted	mid Apr 03	late Aug 04	high $10s
16	Rig 159	8,000'	Cooper LTO-750	Oman		Available				Asset held for sale
17	Rig 160	12,000'	Dreco 1250 E	Kuwait		Contracted	mid Apr 03	late Aug 04	low $10s
18	Rig 161	12,000'	Dreco 1250 E	Kuwait		Contracted	mid Apr 03	late Aug 04	mid $10s	2-week survey early Sept 03
19	Rig 169	16,000'	National 110-UE	Kuwait		Available
20	Rig 170	14,000'	National 110-UE	Kuwait		Available
21	Rig 171	10,000'	Oilwell 660-E	Kuwait- Saudi PNZ		Available
22	Rig 172	10,000'	Oilwell 660-E	Kuwait		Contracted	mid Apr 03	late Aug 04	low $10s
23	Rig 173	30,000'	Dreco	Saudi Arabia		Contracted	early Jan 01	early Oct 03	mid $10s
24	Rig 174	30,000'	Pyramid	Saudi Arabia		Contracted	early Jan 01	early Aug 03	mid $10s
25	Rig 176	30,000'	Pyramid	Venezuela		Available
26	Rig 177	30,000'	Dreco	Venezuela		Available
27	Rig 178	20,000'	Pyramid	Venezuela		Available
28	Rig 179	20,000'	Pyramid	Venezuela		Available
29	Rig 180	30,000'	National 1625-UE	Kuwait	Yes	Contracted	early Apr 03	late Jul 03	low $20s	Followed by 3-year commitment in low $20s
30	Rig 186	20,000'	Lee C. Moore	Venezuela		Available
31	Rig 187	20,000'	Lee C. Moore	Venezuela		Available

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the first quarter 2003, miscellaneous revenues were approximately 44.4 million, including $19.0 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

	North Sea Managed Platforms (3rd Party Owned)	Operator	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Talisman Crew 1	Talisman	UK North Sea		Contracted	early Jan 03	late Dec 03	high $10s
2	Talisman Crew 2	Talisman	UK North Sea		Contracted	early Jan 03	late Dec 03	mid $10s
3	Talisman Crew 3	Talisman	UK North Sea		Contracted	early Jan 03	late Dec 03	mid $10s
4	Talisman Roving Maint. Crew	Talisman	UK North Sea		Contracted	early Jan 03	late Dec 03	5,000
5	Shell Maint. Crew	Shell	UK North Sea		Contracted	early Jan 03	late Dec 03	4,000

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the first quarter of fiscal 2003; (b) estimated dayrates; and (c) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to (a) variations in revenue due to the type of service requested; (b) changes in rig utilization and dayrates in response to the level of activity in the oil and natural gas industry, which is significantly affected by indications and expectations regarding the level and volatility of oil and natural gas prices, which in turn are affected by such things as political, economic and weather conditions affecting or potentially affecting regional or worldwide demand for oil and natural gas, actions or anticipated actions by OPEC, inventory levels, deliverability constraints, and futures market activity; (c) our ability to secure contracts from current commitments with favorable terms; and (d) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.